SGI Enhanced Nasdaq-100 ETF
Schedule of Investments
May 31, 2025 (Unaudited)

PURCHASED OPTIONS - 0.0%(a)(b)	Notional Amount	Contracts	Value
Put Options – 0.0%(b)			$–
S&P 500 Index (b)(d)		–	$–
Expiration: 06/02/2025; Exercise Price: $5,025.00	$11,823,380	20	100
Expiration: 06/02/2025; Exercise Price: $5,100.00	5,911,690	10	50
TOTAL PURCHASED OPTIONS (Cost $171)			150

SHORT-TERM INVESTMENTS – 1.6%			Value
Money Market Funds – 1.6%		Shares
First American Government Obligations Fund – Class X, 4.23%(e)		500,582	500,582
TOTAL SHORT-TERM INVESTMENTS (Cost $500,582)			500,582

TOTAL INVESTMENTS – 1.6% (Cost $500,753)			500,732
Other Assets in Excess of Liabilities – 98.4%			31,443,521
TOTAL NET ASSETS - 100.0%			$31,944,253
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

SGI Enhanced Nasdaq-100 ETF
Schedule of Written Options
May 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (0.0)% (a)
S&P 500 Index (b)(c)		–	$–
Expiration: 06/02/2025; Exercise Price: $5,500.00	(29,558,450)	(50)	(250)
Expiration: 06/02/2025; Exercise Price: $5,510.00	(14,779,225)	(25)	(250)
Expiration: 06/02/2025; Exercise Price: $5,575.00	(2,955,845)	(5)	(50)
Total Put Options			(550)
TOTAL WRITTEN OPTIONS (Premiums received $1,658)			$(550)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

SGI Enhanced Nasdaq-100 ETF Schedule of Futures Contracts
May 31, 2025 (Unaudited)

Futures contracts outstanding as of May 31, 2025 were as follows:
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)(1)
Nasdaq 100 Index	74	06/20/2025	$31,637,590	$947,783
				$947,783
				–
Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Micro E-Mini NASDAQ 100 E-MNI Jun25	(2)	06/20/2025	$85,507	$407
				$407
Net Unrealized Appreciation (Depreciation)				$948,190

(1)  The Fund has recorded an asset of $8,983,658 as of May 31, 2025 related to the current variation margin related to these contracts.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

SGI Enhanced Nasdaq-100 ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	–	–	150	150
Money Market Funds	500,582	–	–	500,582
Total Investments	500,582	–	150	500,732

Other Financial Instruments:
Futures Contracts*	947,783	–	–	947,783
Total Other Financial Instruments	947,783	–	–	947,783

Liabilities:
Investments:
Written Options	–	–	(550)	(550)
Total Investments	–	–	(550)	(550)

Other Financial Instruments:
Futures Contracts*	407	–	–	407
Total Other Financial Instruments	407	–	–	407

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of May 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.